CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, William H. Browne, President of Tweedy, Browne Fund Inc. (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    November 28, 2007                             /s/ William H. Browne
     ----------------------                 ------------------------------------
                                                William H. Browne, President
                                                (principal executive officer)


I, Robert Q. Wyckoff, Jr., Treasurer of Tweedy, Browne Fund Inc.(the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    November 28, 2007                          /s/ Robert Q. Wyckoff, Jr.
     ----------------------                 ------------------------------------
                                             Robert Q. Wyckoff, Jr., Treasurer
                                             (principal financial officer)

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